Hecla
MINING COMPANY

LARGEST U.S. AND CANADIAN SILVER PRODUCER

2026 INVESTOR DAY

JANUARY 26, 2026



Cautionary Statements

Cautionary Statement Regarding Forward-Looking Statements, Including 2026 Outlook

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws, including Canadian securities laws. Words such as "may", "will", "should", "expects", "intends", "projects", "believes", "estimates", "targets", "anticipates" and similar expressions are used to identify these forward-looking statements.

Such forward-looking statements may include, without limitation: (i) Classification of certain assets as "growth" assets and others as ongoing "cash flow generators; (ii) Implied future capacity to fund growth as financial flexibility improves; (iii) projected 2–8% NPV improvement from multi scenario optimization; (iv) Adoption and continued application of a 12% minimum ROIC threshold for new investments; (v) Intent to make data driven, value based capital allocation decisions; (vi) Shift from production driven to value driven planning going forward; (vii) Targeting reserve additions greater than depletion replacement; (viii) Doubling the 2026 exploration budget and the expected effect on reserve replacement; (ix) Growing production to create incremental per share value; (x) Maintaining silver at >30% of revenue on an ongoing basis; (xi) Expanding silver and gold exposure in Nevada; (xii) Achieving >30% ROIC on silver operations and limiting growth to value accretive projects; (xiii) Limiting operations to "safe" jurisdictions as a continuing strategy; (xiv) Commitments about what the company will and will not do (e.g.;, no dilutive/risky growth; leverage existing infrastructure; add ounces only in premium jurisdictions); (xv) Near term goals to maintain a $200M+ cash position and de leverage to <1.0x gross leverage; (xvi) Plans for near real time production tracking, predictive maintenance, and integrated decision systems; (xvii) Optimization at Greens Creek, ramp-up at Lucky Friday, and acceleration of Nevada exploration; (xviii) Portfolio upgrade via organic growth and disciplined, criteria bound M&A; (xix) 2027–2028+ ambitions for Nevada district consolidation, exploration catalysts, production growth trajectory; (xx) Continuing operational excellence, disciplined capital deployment, execution of identified value opportunities, and value accretive acquisitions; (xxi) Medium term silver production potential of ~20 Moz, including contributions from a Keno Hill ramp up and a Midas restart, plus longer term upside from Keno Hill expansion, Aurora/Hollister, and Libby; (xxii) "Best in class targets on all metrics" as a forward performance aspiration; (xxiv) Ongoing annual exploration spend of approximately $45–$55M; (xxv) Maintaining gross leverage at <1x and adhering to strict ROIC/M&A discipline; (xxvi) Forward looking ROIC ranges/averages for 2026–2029 under specified metal price scenarios; (xxvii) Assertions that the silver market will remain in deficit and that industrial demand will remain strong/accelerate; (xxviii) Enterprise wide ERP/one platform implementation with expected outcomes in 2025–2027; (xxix) Building additional longhole capacity to reach a target of ~15% of ore tons by 2027 and achieve lower cost per ton; (xxx) Efficiency improvements from short interval controls, predictive maintenance, and backfill volume optimization; (xxxi) Potential tailings reprocessing and participation in critical minerals initiatives, with the prospect of lowering reclamation obligations; (xxxii) Continued benefits of the UCB method at Lucky Friday (safer, more productive, more controlled) as an operating assumption; (xxxiii) Commencement of significant drilling at Aurora in 2026 and implications of existing permitted milling capacity for potential restart options; (xxxiv) Expectations that U.S./Canadian critical minerals policy, incentives, and funding programs will support permitting, prioritization, and project economics; (xxxv) Expectations that FAST 41 and prospective legislative reforms will accelerate permitting and reduce litigation delays for covered projects; (xxxvi) Pursuit of government grant funding; (xxxvi) M&A criteria and return thresholds (e.g., jurisdictions, precious metals focus, competitive advantage, 12% ROIC at conservative prices, 12–15% IRR buy and build path) as binding filters for future transactions; (xxxviii) Company-wide and mine-specific estimated silver and gold production for 2026; (xxxix) Metals prices and foreign exchange rate assumptions; (xxxx) Company's projected exploration spend will be 4-5% of expected revenues; Actual reported 2025 results are subject to management's final review as well as review by the Company's independent registered accounting firm and may vary significantly from current expectations because of a number of factors, including, without limitation, additional or revised information and changes in accounting standards or policies or in how those standards are applied.

The material factors or assumptions used to develop such forward-looking statements or forward-looking information include that the Company's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated, to which the Company's operations are subject. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect, which could cause actual results to differ from forward-looking statements. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) political/regulatory developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) the exchange rate for the USD/CAD being approximately consistent with current levels; (v) certain price assumptions for gold, silver, lead and zinc; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of our current mineral reserve and mineral resource estimates; (viii) there being no significant changes to the availability of employees, vendors and equipment; (ix) the Company's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated; (x) counterparties performing their obligations under hedging instruments and put option contracts; (xi) sufficient workforce is available and trained to perform assigned tasks; (xii) weather patterns and rain/snowfall within normal seasonal ranges so as not to impact operations; (xiii) relations with interested parties, including First Nations and Native Americans, remain productive; (xiv) maintaining availability of water rights; (xv) factors do not arise that reduce available cash balances; and (xvi) there being no material increases in our current requirements to post or maintain reclamation and performance bonds or collateral related thereto. In addition, material risks that could cause actual results to differ from forward-looking statements include but are not limited to: (i) gold, silver and other metals price volatility; (ii) operating risks; (iii) currency fluctuations; (iv) increased production costs and variances in ore grade or recovery rates from those assumed in mining plans; (v) community relations; and (vi) litigation, political, regulatory, labor and environmental risks. For a more detailed discussion of such risks and other factors, see the Company's 2024 Form 10-K filed on February 13, 2025, Form 10-Q filed on May 1, 2025, Form 10-Q filed on August 6, 2025 and Form 10-Q filed on November 5, 2025, for a more detailed discussion of factors that may impact expected future results. The Company undertakes no obligation and has no intention of updating forward-looking statements other than as may be required by law.

Qualified Person (QP)

Kurt D. Allen, MSc., CPG, VP-Exploration of Hecla Mining Company and Paul W. Jensen, MSc., CPG, Chief Geologist of Hecla Limited, serve as a Qualified Persons under S-K 1300 and NI 43-101 for Hecla's mineral projects. Mr. Allen supervised the preparation of the scientific and technical information concerning exploration activities while Mr. Jensen supervised the preparation of mineral resources for this presentation. Technical Report Summaries for the Company's Greens Creek, Lucky Friday, Casa Berardi and Keno Hill properties are filed as exhibits 96.1 - 96.4, respectively, to the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and are available at www.sec.gov. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of analytical or testing procedures for (i) the Greens Creek Mine are contained in its Technical Report Summary and in its NI 43-101 technical report titled "Technical Report for the Greens Creek Mine" effective date December 31, 2018, (ii) the Lucky Friday Mine are contained in its Technical Report Summary and in its NI 43-101 technical report titled "Technical Report for the Lucky Friday Mine Shoshone County, Idaho, USA" effective date April 2, 2014, (iii) Casa Berardi are contained in its Technical Report Summary and in its NI 43-101 technical report titled "Technical Report on the Casa Berardi Mine, Northwestern Quebec, Canada" effective date December 31, 2023, (iv) Keno Hill is contained in its Technical Report Summary titled "S-K 1300 Technical Report Summary on the Keno Hill Mine, Yukon, Canada" and in its NI 43-101 technical report titled "Technical Report on the Keno Hill Mine, Yukon, Canada" effective date December 31, 2023, and (v) the San Sebastian Mine, Mexico, are contained in a NI 43-101 technical report prepared for Hecla titled "Technical Report for the San Sebastian Ag-Au Property, Durango, Mexico" effective date September 8, 2015. Also included in each Technical Report Summary and technical report listed above is a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing, or other relevant factors. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of sample, analytical or testing procedures are contained in NI 43-101 technical reports prepared for Klondex Mines Ltd. for (i) the Fire Creek Mine (technical report dated March 31, 2018), (ii) the Hollister Mine (technical report dated May 31, 2017, amended August 9, 2017), and (iii) the Midas Mine (technical report dated August 31, 2014, amended April 2, 2015). Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of sample, analytical or testing procedures are contained in a NI 43-101 technical reports prepared for ATAC Resources Ltd. for (i) the Osiris Project (technical report dated July 28, 2022) and (ii) the Tiger Project (technical report dated February 27, 2020). Copies of these technical reports are available under the SEDAR profiles of Klondex Mines Unlimited Liability Company and ATAC Resources Ltd., respectively, at www.sedar.com (the Fire Creek technical report is also available under Hecla's profile on SEDAR). Mr. Jensen reviewed and verified information regarding drill sampling, data verification of all digitally collected data, drill surveys and specific gravity determinations relating to all the mines. The review encompassed quality assurance programs and quality control measures including analytical or testing practice, chain-of-custody procedures, sample storage procedures and included independent sample collection and analysis. This review found the information and procedures meet industry standards and are adequate for Mineral Resource and Mineral Reserve estimation and mine planning purposes.

Cautionary Note Regarding Non-GAAP measures

Cash cost and AISC per ounce of silver and gold, after by-product credits, EBITDA, adjusted EBITDA, All-in Sustaining Costs, after by-product credits, realized silver margin, and free cash flow represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of these non-GAAP measures to the most comparable GAAP measurements can be found in the Appendix.

Hecla MINING COMPANY

Hecla at a Glance

Company Overview

Headquarters	Coeur d'Alene, Idaho
Stock Ticker	NYSE: HL
Common Shares Outstanding	670.1M[1]
Market Capitalization	$17.1B[2]
Cash Position	$241.5M[1]
Long-Term Debt	$261.9M[1]
US$225M Revolving Credit Facility (+ US$75M Accordion)	-[1]
Dividend (paid quarterly)	$0.00375/share

Ownership Overview[2]



22%
78%
Retail
Institutional

Equity Research Coverage

Firm	Analyst
BMO Capital Markets	Kevin O'Halloran
Canaccord Genuity Corp (Canada)	Dalton Baretto
Cantor Fitzgerald	Mike Kozak
CIBC	Cosmos Chiu
H.C. Wainwright & Co.	Heiko Ihle
National Bank Financial	Alex Terentiew
RBC Capital Markets	Josh Wolfson
Roth Capital Partners	Joe Reagor
Scotiabank	Eric Winmill
TD Cowen	Wayne Lam

Top 10 Shareholders[2]

Name	% of S/O
BlackRock Institutional Trust	13.77%
The Vanguard Group	10.75%
Van Eck Associates	7.47%
State Street Global Advisors	5.10%
Tidal Investments LLC	3.16%
Dimensional Fund Advisors	3.11%
Mirae Asset Global Investments	2.87%
Geode Capital Management	2.17%
Oppenheimer &Co.	1.92%
Goldman Sachs Asset Management (US)	1.75%

Notes:
1. Data as of December 31, 2025
2. Ownership overview and top 10 shareholders as of November 30, 2025; Market capitalization as of January 15, 2026

Our Asset Portfolio: Low Risk Jurisdictions

2024 U.S. Silver Production



Hecla, 37%
Other, 63%

2024 U.S. Silver Production (Moz)



13.4
7.3
4.6
1.5
Hecla
Teck
Coeur
Rio Tinto
Hecla is the largest silver producer in the U.S. and Canada.



operating mines / mills
exploration properties
corporate offices:
Coeur d'Alene, Idaho
Vancouver, BC

Yukon

Connaught, *Dawson, Yukon*
Rackla, *Mayo, Yukon*
Keno Hill, *Mayo, Yukon*

Alaska

Greens Creek, *Admiralty Island, Alaska*

Québec

Opinaca / Wildcat, *James Bay, Québec*
Casa Berardi, *Val d'Or, Québec*
Heva–Hosco, *Val d'Or, Québec*

Idaho

Silver Valley / Star, *Wallace, Idaho*
Lucky Friday, *Mullan, Idaho*

Other Exploration Projects

Republic, *Republic, Washington*
Rock Creek, *Noxon, Montana*
Libby Exploration Project, *Libby, Montana*
San Juan Silver, *Creede, Colorado*
Hollister, *Elko County, Nevada*
Midas, *Elko County, Nevada*
Fire Creek, *Lander County, Nevada*
Aurora, *Mineral County, Nevada*
Monte Cristo, *Esmeralda County, Nevada*

Hecla MINING COMPANY

Board of Directors, Executive and Management Team

Board of Directors


Catherine J. Boggs
Chairperson


Rob Krcmarov
Director


Charles B. Stanley
Director


Stephen F. Ralbovsky
Director


Alice Wong
Director


Mark P. Board
Director


Jill Satre
Director


Dean Gehring
Director

Executive and Management Team


Rob Krcmarov
President and CEO


Russell D. Lawlar
SVP & CFO


Carlos Aguiar
SVP & COO


David C. Sienko
SVP – General Counsel & Corporate Secretary


Robert Brown
VP – Corporate Development


Kurt Allen
VP - Exploration


Anvita Mishra Patil
VP – Finance & Treasurer


Patrick Malone
VP - Sustainability


Mike Parkin
VP – Strategy & IR


Stuart Absolom
Principal Accounting Officer, Hecla Mining Company & Vice President – Controller, Hecla Limited


Brian Erickson
VP – Operations


Matt Blattman
VP – Technical Services


Dan Willey
Vice President of Information Technology, Hecla Limited


Christophe M. McLean
Vice President & Chief Financial Officer - Hecla Canada Ltd.


Kim Campbell
Vice President - Operations Accounting


Chris Neville
VP – General Manager, Lucky Friday


William (Bill) Kloth
VP – General Manager, Greens Creek


Jason Palin
VP – General Manager, Keno Hill


Denis Baribeau
Vice President - General Manager, Casa Berardi


Mike Satre
Director, Governmental Affairs


Loralee Johnstone
Director, Indigenous Affairs & Canadian Community Relations


Catherine J. Boggs, Chairperson of the Board

CHAIRPERSON'S MESSAGE


Rob Krcmarov, President and CEO

CEO'S STRATEGIC VISION

Hecla's Transformation: Unlocking Asset Value

One year later: Disciplined leadership, dramatic results

Great Assets		The Disconnects
Tier 1 Jurisdiction Portfolio Cornerstones: ▪ Greens Creek (Silver & Gold) ▪ Lucky Friday (Silver) **Growth Assets:** ▪ Keno Hill (Silver) ▪ Project Pipeline (Silver & Gold) **Cash Flow Generator:** ▪ Casa Berardi (Gold)	These weren't insurmountable challenges They were opportunities to become better	**Capital Allocation:** ▪ Needed framework, structure and discipline ▪ Three acquisitions underperformed **Investment Decisions:** ▪ Competing voices **Improve Organizational Systems:** ▪ HR, planning, decision making **Financial Flexibility:** ▪ Debt burden limiting investment in growth opportunities

The Hecla Renaissance

From intuition to analytics-based decision making

A systematically excellent, growth-oriented North American silver platform earning returns matching the quality of our assets

Sophisticated Planning

- **5-Scenario optimization, value-based decisions**
  - Result: Driving 2-8% NPV improvement

Capital Discipline

- **Target 12% minimum ROIC threshold for new investments**
- **Monthly tracking**
- **Board oversight**

Framework

- **Data-driven**
- **Fund high return growth**
- **Unlock value from projects**
- **Disciplined Capital allocation**

Fundamental shift from production driven to value driven planning

Hecla MINING COMPANY

2025 Year in Review

Balance sheet transformation. Operational excellence. Cash flow excellence. ROIC leadership.

2025 Guidance Overview

	2025 Actual	Guidance	Actual vs. Guidance
Silver Production (Moz)	17.0	16.2 – 17.0	✓
Gold Production (Koz)	151	145 – 150	✓
AISC[4] ($/Ag oz)	$11.23	$11.00 - $13.00	✓
Total Capital ($ million)	$252*	$222 - $242	●

2025 Performance Review

	December 31, 2025		December 31, 2024
Gross Leverage Ratio[2]	0.4x	⬇	1.6x
Free Cash Flow[1] ($ million)	$310	⬆	$4
ROIC (%)	12%	⬆	6%
TRIFR	1.69	⬇	1.94

* Capital investment for operations was $247 million, $252 million includes $5.2 million in corporate capital investments

Hecla MINING COMPANY

2025 Year in Review

Leading share price performance in silver sector – Nearly double the return of the Global X Silver Miners ETF (SIL: NYSE ARCA)


350
300
250
200
150
100
50
0
-50
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
HL US Equity
SIL US Equity
CDE US Equity
AG US Equity
PAAS US Equity
HL: 292%
CDE: 212%
AG: 204%
SIL: 166%
PAAS: 160%

Hecla MINING COMPANY

Strategic Growth Platform

Targeting greater than depletion replacement

Initiatives Underway to Further Secure Peer Leading Reserve Life Currently Double the Industry Average of 7 Years


Proven & Probable Silver Reserves (Moz)
300
250
200
150
100
50
0
2020
2021
2022
2023
2024
Doubled exploration budget in 2026 - an all-time record

Long History of Reserve Replacement

- **240Moz** of silver Proven & Probable reserves as of December 31, 2024
- **Doubled 2026 Exploration Budget**
- New initiatives aimed at **replacing depletion**

Why Silver Focus Matters: The Premium Valuation Thesis

Scarcity drives premium

Peer Producer Average	Hecla Today	Hecla Strategy
Silver: 20 – 30% of revenue	Silver ~50% of revenue	**Silver always >30%**
Diversifying into gold	Gold funds silver growth	**Nevada - more silver and gold**
Dilutive growth strategies	>30% ROIC on silver operations	**Value accretive growth only**
Risky jurisdictions	Canada and US only	**Safe jurisdictions only**

Production Growth ≠ Value Creation

What We Avoid:

- ❌ Acquire assets that dilute returns
- ❌ Chase scale in marginal jurisdictions
- ❌ Grow production at expense of margins

What We Will Do:

- ✓ Maintain silver focus (>30%+ revenues)
- ✓ Leverage existing infrastructure
- ✓ Add ounces in premium jurisdictions only

"We're growing production strategically to create more shareholder value"

Every ounce we add should create per-share value

Hecla MINING COMPANY

Strategic Transformation

Foundation built, growth ahead

Foundation (2025-2026)

Establish Investment Discipline

- 12% ROIC hurdle with monthly tracking
- Portfolio optimization (core asset focus)
- $200M+ cash position
- De-leverage to <1.0x gross leverage[2]

Excellence (2026-2027)

Systematic Operational Improvement

- Near real-time production tracking & predictive maintenance
- Integrated decision-making systems
- Greens Creek optimization
- Lucky Friday ramp
- Nevada exploration acceleration

Portfolio Upgrade Path

- Primary: Organic growth through Nevada consolidation + exploration success
- Secondary: Disciplined M&A for Tier 1 assets only (if synergistic, accretive, and meets ROI criteria)

Growth (2027-2028+)

Multi-District Platform Positioning

- Nevada district consolidation
- Exploration success catalysts
- Production growth trajectory
- North American pure-play positioning
- Premium valuation target

Hecla MINING COMPANY

A Fundamentally Different Company

The platform is delivering now

13%	$310M[1]	12%	1.5%
Safety Improvement	2025 Free Cash Flow	Overall ROIC 2025	Debt / Capitalization

The Road Ahead:

- Continue operational excellence while building analytical capabilities
- Deploy capital with discipline toward high-return growth
- Execute on substantial value creation opportunities identified
- Leverage platform for value-accretive acquisitions

Hecla MINING COMPANY

Medium-Term Outlook Potential: 20 Moz Silver Producer

Significant silver production growth potential over medium-term



25
20
15
10
5
0
Silver Production (Moz)
$11.76
$13.06
$11.23
2023
2024
2025
2026
Medium-term
Greens Creek
Lucky Friday
Keno Hill
Midas
AISC (US$/Ag oz)(4)

Silver Production Growth Potential: 20 Moz

- 17 Moz in 2025
- 15.1-16.5 Moz in 2026
- Project pipeline supports potential of 20 Moz over medium term, driven by:
  - **Keno Hill ramp up**
  - **Midas restart**
- Further (long-term) upside potential from:
  - **Keno Hill expansion**
  - **Aurora and/or Hollister**
  - **Libby**

Hecla MINING COMPANY

Hecla: The Premier Silver Company

Silver-Focused	Disciplined Operators	Discovery-Driven	Financially Disciplined & Flexible
▪ Premier and safe jurisdictions, e.g. Alaska, Idaho, Quebec, Yukon. ▪ Gold funds the vision; silver is our competitive focus ▪ Strategy built around this fundamental advantage	▪ Achieved Guidance on production & costs ▪ 13% safety improvement in Year 1 ▪ Best-in-class targets on all metrics ▪ Exclusively Tier-1 jurisdictions where capital is rewarded	▪ $45-$55M annual exploration ▪ Nevada: High value low capex ounces ▪ Track record: Goldrush, Fourmile ('most significant discovery of this century') ▪ Greens Creek at 27% ROIC at $30 silver—managing for value per ounce	▪ Reduced debt by 50%, debt capitalization from 18% to 2%* ▪ Gross leverage <1x(2) ▪ Strict ROIC hurdles govern key decisions ▪ M&A only when it meets discipline test

Hecla MINING COMPANY

*Debt capitalization is defined as Total Debt/Market Capitalization



FINANCIAL REVIEW

2025 Financial Scorecard: Transformational Performance

Delivering on operational excellence and financial discipline

Balance Sheet Transformation

75% Improvement	
Gross Leverage Ratio[2]	
2025	0.4x ↓
2024	1.6x

94% Improvement	
Net Leverage Ratio[2]	
2025	0.1x ↓
2024	1.6x

9x Increase	
Cash Balance ($ Millions)	
2025	$242 ↑
2024	$27

Margin and Return Generation

21% Point Increase	
Silver AISC Margin[3]	
2025	75% ↑
2024	54%

82x Increase	
Free Cash Flow[1] ($ Millions)	
2025	$310 ↑
2024	$4

3x Increase	
ROIC	
2025	12% ↑
2024	4%

Hecla MINING COMPANY

Balance Sheet Transformation: Driven by Opportunistic Deleveraging

Balance sheet strength drives significant financial flexibility


YoY Improvement:
Adjusted EBITDA: +98%
Gross Debt: -50%
1.6
$338
$551
$669
$276
0.1
2024
2025
Adjusted EBITDA (2)
Gross Debt
Net Leverage Ratio (2)

2025 Year End	
Debt/Capitalization	1.5% ↓
Net Leverage Ratio[(2)]	0.1x ↓
Total Debt/EBITDA[(2)]	0.4x ↓

Opportunistic deleveraging reduced debt by 50% and focused on minimizing shareholder dilution

Hecla MINING COMPANY

Financial Position Further Strengthened by Strong Free Cash Flow Generation

$310 Million in free cash flow[1] generation driven by operational execution and strong metal prices

Consolidated Free Cash Flow[1] ($ Million)



134.5
103.8
90.1
(18.4)
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Net (Debt)[2] Position Improved by 94% ($ Million)



(34.2)
(143.8)
(268.1)
(545.0)
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Hecla MINING COMPANY

ROIC Generation: Sector-Leading Returns

Significant ROIC improvement driven by strong operational execution further helped by favorable metal prices

Consolidated ROIC


12.4%
3.9%
2024
2025

Forward-looking ROIC: Average from 2026-2029

	Silver: $30 Gold: $2,800	Silver: $50 Gold: $3,500
Consolidated	3%	10%
Greens Creek	27%	55%
Lucky Friday	8%	22%
Average: Greens Creek & Lucky Friday	**18%**	**38%**

Creating measurable shareholder value with operational excellence and strategic capital deployment

ROIC in Action at Lucky Friday

At Lucky Friday, a decade of innovation delivers significant safety improvements and investment returns

Annualized Returns: 2016 vs. 2025[1]


20%
12%
2025 ROIC
Annualized ROIC

Total Reportable Injury Frequency Rate (TRIFR): 2016 vs. 2025[1]


TRIFR
Tons Milled
3.3
294
427
45%
1.4
58%
2016
2025

Underhand Closed Bench ("UCB") mining method has delivered annualized returns of 8%

2016 vs. 2025:

- Tons mined +58%,
- Silver Production +49%
- Headcount +38%
- Production cost per ton (inflation-adjusted) is flat

(1) 2016 was the last full year of production before implementation of the UCB

Hecla MINING COMPANY

2026 Guidance: Strong Margins Maintained

Expect stable production, flat unit costs to ensure margin growth at higher silver prices

2026 Silver Production Guidance



Keno Hill
Greens Creek
Lucky Friday
2026 Silver Production Guidance 15.1 – 16.5 Moz

2026 Gold Production Guidance



Greens Creek
Casa Berardi
2026 Gold Production Guidance 134 – 146 Koz

2026 Consolidated Cost and Capital

Silver AISC[4] ($/oz)	$15.00 - $16.25
Gold AISC[4] ($/oz)	$2,150 - $2,350
Capital ($M)	$255 - $279
Exploration & Pre-Development ($M)	$55

Capital Allocation: Disciplined Strategy Driving Value Creation

	Safety & Environmental Excellence	Sustaining & Growth Capital	Exploration	Balance Sheet Strength/ Deleveraging	Strategic Investments	Shareholder Returns
Conceptual Returns	-	10 - 15%	Asymmetric Potential	5-7%	Potentially Significant	-
Key Benefits	▪ **Foundation for license to operate** ▪ Stakeholder trust	▪ Sustains/increases production and cash flow ▪ **Low-risk organic growth**	▪ Replenishes reserves ▪ Growth optionality ▪ **Essential for long-term sustainability**	▪ **Financial flexibility** ▪ Opportunistic capacity ▪ Maintain gross leverage <1x	▪ **Organic growth enhancing ROIC** ▪ Potential to be low capital-intensive ▪ Addresses growth	▪ **Demonstrates confidence** ▪ Tangible shareholder value ▪ Attracts income-focused investors
Key Factors	▪ **Evolving standards require continuous investment**	▪ **Essential for operations** ▪ Conservative metal price assumptions	▪ Long-dated returns ▪ **2-5% of revenues** ▪ Brownfield and greenfield projects	▪ **Maintain liquidity** ▪ Excess cash has opportunity cost	▪ **ROIC threshold driven** ▪ **Accretive on per share metrics**	▪ **Potential for better returns exist within portfolio**

Hecla MINING COMPANY


FINE SILVER 999.9
NET WT 1000 g

SILVER MARKET OVERVIEW

Silver Supply And Demand: Market Remains in Deficit

~790 Moz of cumulative deficit since 2021

2025F Silver demand: 1,148 Moz



Other
3%
Jewelry and
Silverware
23%
Investment
16%
Industrial and
Consumer Products
58%
Other
25%
Photo
voltaics
29%
Brazing
Alloys 5%
Electronics
and Electrical
38%

5-Year Annual Growth Rate:

Industrial Demand: 10%

Solar: 19%

2025F Silver supply: 1,031 Moz



Recycling
19%
Mine Prod. -
Primary Silver
23%
Mine Prod. - Silver as a by-
product
58%

Mine Production accounts for 81% of total supply

Source: The Silver Institute

~790Moz in Cumulative Deficit Since 2021

Deficit build attributable to a structurally limited supply and increased investment & industrial demand

Supply Demand Imbalance Driven By

- **Silver supply growth remains structurally limited**
  - Mine production is constrained, as 2/3rd is by-product silver
  - Recycling contributes 180-200 Moz, not a key driver with limited incentives
- **Silver demand is strong and accelerating**
  - Industrial applications – solar, EVs, electronics – drive 60% of demand and growing 10% annually
  - Investment demand tracks gold, responding to the same macro factors

5-Year Market Deficit, Moz



(79)
(250)
(201)
(149)
(118)
2021
2022
2023
2024
2025F

Silver Demand Drivers: Current Market Remains Historically High & Diversified

Expect industrial demand to provide a solid base and remain strong

Drivers of Industrial Demand

- **Photovoltaics** (PV) remain a dominant long-term demand pillar
- **Electrification** drives broad industrial demand outside PVs; Strong growth in Electric Vehicles (EVs), charging systems, automotive semiconductors
- **AI, semiconductors, data centers** increase silver intensity in electronics. Silver used in high-reliability components including relays, power modules

Drivers of Investment Demand

- Highly correlated with gold and driven by macro factors (inflation, interest rates)

Longer-Term Industrial Demand Indicators



Index 2021=100
PV installations
BEV & Hybrid Production
Light Duty Vehible production
500
400
300
200
100
0
2021
2023
2025
2027

Source: The Silver Institute

Hecla is The Premier Silver Company

Hecla provides: Best jurisdictions, longest reserves, silver focus, and lowest costs

Drivers of Industrial Demand

- Primary silver companies trade at a premium to gold producers, attributable to the scarcity of silver. Historically, this premium has averaged 17%
- Hecla is the **Premier Silver Company** among primary silver producers:
  - **Best Jurisdictions,** with all operations located in the U.S. and Canada
  - **Silver Exposure,** with **50%** of revenues from silver
  - **Reserve-life Dominance,** with average reserve life **2x** of peer group
  - **Cost Excellence,** with lowest cost silver mines at the lower end of silver cost curve

Consensus P/NAV Over Time – Hecla vs. Peers*



Silver
2.50x
2.00x
1.50x
1.00x
0.50x
Price / NAV
100%
80%
60%
40%
20%
0%
-20%
-40%
Silver P/NAV premium/discount
2013
2014
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

*Source: RBC Capital Markets, FactSet. Analysis provided by RBC Capital Markets. Peers include: Fresnillo, Coeur Mining, First Majestic Silver, Pan American Silver, Fortuna Mining, Aya Gold & Silver



PRODUCING ASSETS & KEY PROJECTS OVERVIEW

Safety – The Foundation to Success

Operational excellence starts here

Hecla: 10 Year Total Reportable Injury Frequency History



5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2025 TRIFR 1.69
13% improvement Y/Y
2024 MSHA AIFR =1.72

Operational Achievements & Goals

- **2024:** Re-commitment to Safety Values – Safety Day and roll-out of Safety 365: Work Safe. Home Safe.
- **2025:** Focus on specific drivers of incidents
- **2026 Goals:** Fatality Prevention Program and continued improvement of all safety systems

Hecla MINING COMPANY

Technology & Digital Infrastructure

Building for the future: We know the path, we have the model

ERP Implementation – One Platform across Hecla

One Platform

- Financial
- Procurement
- Maintenance

Real-time Equipment Monitoring

- Robust IT backbone
- Visible data
- Predictive maintenance replacing emergency repairs
- Integrated systems

AI Driven Analytics

- Actionable insights
- Predictive analytics
- Industry leadership

Outcome (2025-2027)

- Safer operations
- Faster decisions
- Lower cost
- Higher equipment availability

2026 Capital: Disciplined Investments To Build Value

Highlights of Critical Investments in Our Operations

- Capital allocation priority to **invest in sustaining and growth capital at our current operations**
- Investments affirm **12-15% ROIC**
- **29% of expected 2026 capital is tailings expansion**
  - Greens Creek and Lucky Friday: Tailings expansion supports mine-life until 2045 and 2044
- Major mill project at Greens Creek: floatation cell replacements expected H2/2026

2026 Capital Guidance: $255-$279 Million



Other 14%
Tailings 29%
Infrastructure projects 17%
Mobile Equipment 12%
Mine Development 28%



Greens Creek

Admiralty Island, Alaska

Metals	Location	Reserve Mine Plan	2024 Economic Impact
Ag, Au, Pb, Zn, Cu	Alaska	12 Years	$266M

Greens Creek - Innovation Over Time

Mill Throughput Focused on Quality over Quantity


Recent shift of focus on quality of tons vs quantity
Tons per Day
2,008
2,157
2,229
2,236
2,415
2,506
2,452
2,388
Hecla became operator in 2008
2008
2012
2016
2020
2022
2023
2024
2025

Silver/Gold Mill Recoveries, 2008 – 2025


9% increase in silver recoveries, and 15% increase in gold recoveries since 2008.
%
Silver Recoveries
Gold Recoveries
72.7
64.5
72.8
61.0
78.0
68.2
81.9
72.6
79.9
74.4
79.0
71.9
79.0
74.0
2008
2012
2016
2020
2023
2024
2025

Increased Recoveries Have Driven Significant ROIC

Average Mill Recoveries %, 2007 - 2025



Silver
Gold
CO2 for pH control, Scalping
74%
65%
72%
62%
77%
66%
80%
72%
2007 - 2010
2011 - 2014
2015 - 2018
2019 - 2025

+9%

Increase in silver recoveries from 2008 - 2025

~$1.5M

Investment in CO_2 project for pH control, Scalping for recovery improvements

~18Moz AgEq(6)/$415M

Impact on silver equivalent production, revenues and free cash flow due to recovery improvements from 2015 - 2025

Hecla MINING COMPANY

Continuous Improvement: Margin Expansion Through Operational Excellence

Systematic technology deployment and infrastructure investments drive productivity gains

Continuous Improvement Initiatives at Greens Creek

- **Building additional longhole capacity** to drive cost per ton lower – target 15% of ore tons by 2027
- **Technology implementation:**
  - Short Interval Controls in mine operations driving volume increases and cost reductions
  - Predictive maintenance to allow real time machine health on critical underground equipment, Improves reliability, lower maintenance costs, and technician efficiency
- **Backfill volume improvement:** Enables production delivery optionality

200 South ore zone longhole plan



Consistency & Innovation → Free Cash Flow Engine

Cumulative Cash Flow from Operations, Free Cash Flow[(1)]



Free Cash Flow
Cash Flow from Operations
430
599
739
860
1,063
1,304
1,477
1,596
1,702
1,799
1,931
2,068
2,193
2,328
2,506
2,716
2,857
3,026
3,225
3,535
23
260
372
556
758
876
974
1,014
1,059
1,139
1,238
1,320
1,422
1,577
1,757
1,855
1,974
2,121
2,376
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024

192%

Return on investment from 2008 – 2025 based on 2008 acquisition price of $758M for 70% of Greens Creek

Hecla Mining Company

Potential Value Extraction From Tails

Tailings as of December 2025:

- 10.4 million DST of tailings consisting of
  - 50 Moz of Silver (5 oz/ton)
  - 567 Koz of Gold
  - 309 Mlbs of Zinc
  - 203 Mlbs of Lead
  - 27 Mlbs of Copper
  - 1.3 Mlbs of Nickel
  - Includes other critical minerals – Arsenic, Barium, Bismuth, Cadmium, Chromium, Gallium, Germanium, Manganese, Vanadium
- Opportunity for reprocessing includes marketing, participation in DoD/DoE CM initiatives
- Reprocessing tailings would reduce storage costs and reclamation obligations

Metals in tailings represent ~$6.8B in gross value



Hecla MINING COMPANY


Stable and Predictable
Greens Creek, Alaska



Lucky Friday

Mullan, Idaho

Metals
Ag, Pb, Zn

Location
Idaho

Reserve Mine Plan
17 Years

2024 Economic Impact
$171M

Engine Driving Strong Performance: Underhand Closed Bench (UCB) Method

Large-scale blasting proactively helps manage seismic risk and increases throughput

More innovative: uses advanced drilling and blasting techniques to fragment the mineralized ore zone

Safer: miners work below engineered backfill and above a de-stressed zone

More productive: larger and less handheld equipment, more task-based mining

More controlled: Allows for greater control of the release of seismic energy, resulting in improved safety



Engineered Pastefill
Previously mined areas are filled with engineered pastefill
Backfill
Conditioned for Mining
Blasting controls release of mining induced seismic energy. Area is now conditioned for mining
Drilling for Conditioning
Target ore zone is drilled in preparation for production blasting.
Blasted Ore
Unmined Ore
Cross Section
Step 1
Step 2
Step 3
Step 4
Step 5
Previously Mined
Drill Cut
Cut 1
Cut 2
View Inside the Stope

Lucky Friday Major Projects & Business Improvement Initiatives



Silver Shaft new skips



Pond 5 tailings project



Cooling Towers


10TON

Heat exchanger monorails

Hecla MINING COMPANY

Lucky Friday Production by Decade – Best to Come

Silver Production by Decade (Moz)



~2x
26
27
29
23
29
19
44*
47*
1961-1969
1970's
1980's
1990's
2000's
2010's
2020's
2030's

* Projected silver production


Best Years Ahead
Lucky Friday, Idaho



Keno Hill

Yukon Territory, Canada

Metals	Location	Reserve Mine Plan	2024 Economic Impact
Ag, Pb, Zn	Yukon	16 Years	$179M

Path to Profitability at 440 Tons per Day

2025 Mill Throughput

Silver production of 3.0 Moz at 297 tons per day





Key Requirements	Consistent 440 tons per day
Infrastructure Requirements	▪ Reliable power supply ▪ Water treatment plant (designs and upgrades) ▪ Dry stack tailing facility capacity ▪ Mobile maintenance facilities ▪ Increased UG development ✓ Cemented tails batch plant to facilitate underhand mining if necessary.
Permits Required	✓ Cemented tails batch plant authorization (already received, plant is being commissioned) ▪ Water treatment plant upgrade (Bermingham, Flame & Moth) ▪ Waste storage for Flame & Moth
Other Requirements	▪ Build relationships with the First Nation of Na Cho Nyäk Dun (FNNND), Yukon Government ("YG") ▪ Improve environmental compliance ▪ Improve safety, training, supervision

Hecla MINING COMPANY

Keno Hill Potential Robust Cash Flow at Capacity

Significant Annual Free Cash Flow[1] Generation at 440 Tons per Day

Keno Hill Average Annual Cashflows at 440 TPD[2]
Price Sensitivity



$400
$300
$200
$100
$0
US$ Millions
$30/oz Silver
$50/oz Silver
$75/oz Silver
$100/oz Silver
Silver Price

	Silver price $/oz			
2024-2039	$30	$50	$75	$100
IRR Life of Mine (16 years)	12%	47%	83%	112%

Hecla MINING COMPANY

Notes:
1. Undiscounted cashflows calculated based on variable Silver prices per above and $0.90/lb Lead, and $1.15/lb Zinc
2. Undiscounted cashflows calculated based on average annual cashflows from 2028 – 2038 (production years at 440 tons per day)


Core Asset in
the Making
Keno Hill, Yukon Territory

Metals
Au

Location
Quebec

Reserve Mine Plan
12 Years

2024 Economic Impact
$259M

Casa Berardi

Quebec, Canada



Casa Berardi – Projected Robust Near-Term Cash Flows

Significant free cashflows projected in 2026 and 2027 before permitting period start in 2028 [1]

	Gold price			
	$3,500/oz Gold	$4,000/oz Gold	$4,500/oz Gold	$5,000/oz Gold
ROIC 2 years (2026 - 2027)	13%	18%	24%	29%



Cumulative Free Cash Flow ("CFCF")
CFCF: $425M
CFCF: $337M
CFCF: $250M
CFCF: $162M
US$ Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
2026
2027
$3,500/oz Gold
$4,000/oz Gold
$4,500/oz Gold
$5,000/oz Gold



Near-Term Cash Engine

Casa Berardi, Quebec


Metals
Au, Ag
Location
Nevada
Reserve Mine Plan
TBD
Midas Project
Midas, Nevada

Midas: Near-Term Production Growth & Optionality

Leveraging existing infrastructure for capital-efficient growth

Strategic Value Creation	Midas Mill Complex

- **2025 successful exploration** program has identified high-grade gold intercepts
- **Infrastructure and permitting advantage**
  - Permitted ±1,200 tons/day mill, tailings facility, utilities and surface infrastructure
  - Technical studies underway to estimate refurbishment costs and timelines
- **Path to production**
  - 2026: Aggressive exploration program
  - 2027-2028: Resource definition & technical studies
  - Production within 3-4 years following go-decision
- **Further value creation**
  - Hub-and-spoke potential with Hollister & Aurora
  - 30,000 acre district with exploration upside



Hecla MINING COMPANY



Organic Growth Leveraging Existing Assets

Midas Operations, Nevada



EXPLORATION

Our Operations and Exploration Projects: Low Risk Jurisdictions

Washington

Republic, *Republic, Washington*

Montana

Rock Creek, *Noxon, Montana*

Libby Exploration Project, *Libby, Montana*

Nevada

Hollister, *Elko County, Nevada*

Midas, *Elko County, Nevada*

Fire Creek, *Lander County, Nevada*

Aurora, *Mineral County, Nevada*

Monte Cristo, *Esmeralda County, Nevada*

Colorado

San Juan Silver, *Creede, Colorado*



operating mines / mills
exploration properties
corporate offices: Coeur d'Alene, Idaho
Vancouver, BC

Yukon

Connaught, *Dawson, Yukon*

Rackla, *Mayo, Yukon*

Keno Hill, *Mayo, Yukon*

Alaska

Greens Creek, *Admiralty Island, Alaska*

Québec

Opinaca / Wildcat, *James Bay, Québec*

Casa Berardi, *Val d'Or, Québec*

Heva–Hosco, *Val d'Or, Québec*

Idaho

Silver Valley / Star, *Wallace, Idaho*

Lucky Friday, *Mullan, Idaho*

Strategic Value Creation through Exploration

2026 $55 Million investment an all-time record – represents 4.5% of projected revenue

Near Mine: $24 Million



- Extends mine life
- Provides lowest risk and highest return
- Target: Add 1-2 years' worth of resources for conversion to reserves

Nevada Growth: $16 Million



- Midas, Aurora, and Hollister
- Potential medium-term production – Path to restart development decision by 2029-30
- Target: 0.5 to 1.5M oz gold and silver resource

Early-Stage/Generative: $10 Million



- Silver Valley, Casa Berardi Regional, and Generative exploration
- Tier 1 deposit discovery potential
- Target: Identify the next discovery for testing in 2027

Unlocking Significant Value by Advancing Our Highest-Quality Projects

Hecla MINING COMPANY

Greens Creek – Continuous Growth Over 50 Years

Well-positioned to continue making impactful discoveries

Proven and Probable Silver Reserves	Measured and Indicated Silver Resources	Inferred Silver Resources	2025 Production	Proven and Probable SEO Reserves*	Measured and Indicated SEO Resources*	Inferred SEO Resources	2026 Exploration Budget
104 Million Ounces	**107** Million Ounces	**25** Million Ounces	**8.7** Million Ounces	**162** Million Ounces	**153** Million Ounces	**32** Million Ounces	**7.0** Million USD

- **1975: Discovery** drillhole
- **1989:** Production began
- **1993-1996:** Production hiatus
- **1997: Discovery** of 200 South Orebody
- **2004: Discovery** of Gallagher Orebody
- **2012-2013:** 3,000 feet of drift driven to allow for drilling the southern extension of the 200S Orebody
- **2015-Present: Extensions** of every ore zone, most significantly the southern extent of the 200S



1975-1985
1985-1995
1995-2005
2005-2015
2015-2025
Current
N
2,000 Feet
Reserve
Resource
Exploration Target
Open Exploration Potential

Plan views of Greens Creek drill intercepts > 5 oz/ton silver showing the success of near mine exploration and definition drilling over 50 years, from deposit discovery through present.

*Silver Equivalent Ounces (SEO) exclusive of Silver Ounces

Greens Creek – Extending Mineralization Underground While Advancing Surface Exploration

UG Exploration Results

- **Gallagher** mineralization extended 550' feet down plunge from existing resource
- **200S Zones** showing silver-rich mineralization, warrants follow-up

Surface Exploration Program

- 3 target areas drilled (East Ore, Cliff Creek, Gallagher)
- Geophysics and mapping completed
- EA permitting approval received January 2026

Underground



Reserve
Resource
Exploration Target
2025 Intercept
Plan View
N
1,000 feet
Northern 200S
4.6 ft. @ 11.5 oz/ton Ag, 0.02 oz/ton Au, 0.9%Pb, and 2.2% Zn
Gallagher
21.9 ft. of white-ore-lithologies in 6 intervals over 69.6 ft.
Gallagher
43 ft. of white ore-lithologies, including 3.6 ft. @ 4.1 oz/ton Ag, .05 oz/ton Au, 3.1% Pb, 5.8 % Zn
200S South
2.2 ft @ 24.0 oz/ton Ag, 0.03 oz/ton Au, 11.6% Pb, 19.8% Zn

Surface



Prospective Rocks
Cover Rocks
Hecla Claims
Deposit
Prospect
Hawk Inlet
Young Bay Dock
Camp and Port
N
2 Miles
Field of view of underground plan view figures
Lower Zinc Creek
Area Covered by Geologic Mapping

Hecla MINING COMPANY

Keno Hill Bermingham Vein System – Continuous Growth Over 16 Years

Well-positioned to continue making impactful discoveries

Proven and Probable Silver Reserves	Measured and Indicated Silver Resources	Inferred Silver Resources	2025 Production	Proven and Probable SEO Reserves*	Measured and Indicated SEO Resources*	Inferred SEO Resources*	2026 Exploration Budget
64 Million Ounces	**14** Million Ounces	**19** Million Ounces	**3.0** Million Ounces	**15** Million Ounces	**5** Million Ounces	**6** Million Ounces	**13.2** Million USD

- **2009: Discovery of** Etta Zone
- **2009-2015: Discovery** of Artic and Bear Zones
- **2015-2020: Discovery** of NE Bermingham and Deep Bermingham Zones
- 2023: Demonstrate high-grade silver at depth beneath the Deep NE
- **2025: Discovery** of additional ore shoot beneath and NE of Deep NE



2009-2010
2010-2015
2015-2020
2020-2025
Current
2,000 Feet

Long Section view (looking NW) of the Keno Hill Bermingham Vein system showing drill intercepts > 10 oz/ton silver, highlighting the success of near mine exploration and definition drilling over 20 years, from deposit discovery through present.

Reserve | Resource | Exploration Target | Open Exploration Potential

*Silver Equivalent Ounces (SEO) exclusive of Silver Ounces

Hecla Mining Company

Keno Hill Bermingham Discovery – High-Grade Intercepts Indicate New Ore Shoot: Continuing the Trend of Growth in 2025

- **Cluster of high-grade intercepts 500' down-plunge from reserve.**
- Initial interpretation suggests shallow-plunging geometry
- **Targeting additional 50 Moz silver resource potential**

- **District Exploration:**
  - Significant exploration potential occurs at Keno Hill which currently contains **17 exploration targets with >50M silver ounce potential each.**


A
A'
Bermingham Long Section
Looking NW
K-24-0924
7.3 ft @ 14.2
oz/ton Silver
K-25-0933
12.5 ft @ 40.4 oz/ton
silver, 3.1% Pb, 3.8% Zn
and
2.1 ft @ 14.9 oz/ton silver
K-25-0933C
1.8 ft @ 13.6 oz/ton silver
And
2.7 ft @ 13.7 oz/ton silver
K-24-0875
0.5 ft @ 41.6
oz/ton Silver
K-25-0931B
1.3 ft @ 13.1
oz/ton silver
K-23-0855
0.6 ft @ 87.2
oz/ton Silver
K-24-0903
0.3 ft @ 41.6
oz/ton Silver
1,000 feet
Reserve
Resource
Exploration Target
Newly identified ore shoot
Exploration Drillhole
2025 Intercept (assays pending)
2025 Intercept (assays received)
2024 Intercept
2023 Intercept


Prospective Rocks
Cover Rocks
Hecla Claims
Deposit
Prospect
N
A
A'
5 Miles
Bermingham
Flame and Moth

Lucky Friday – Multiple Discoveries Over Two Centuries

Significant exploration opportunity remains

Proven and Probable Silver Reserves	Measured and Indicated Silver Resources	Inferred Silver Resources	2025 Production	Proven and Probable SEO Reserves*	Measured and Indicated SEO Resources*	Inferred SEO Resources	2026 Exploration Budget
71.8 Million Ounces	40.1 Million Ounces	39.2 Million Ounces	5.3 Million Ounces	60 Million Ounces	35 Million Ounces	37 Million Ounces	3.3 Million USD

- **1884:** Claims Staked
- **1991: Discovery** of Lower Gold Hunter Discovered
- **1997:** Gold Hunter Enters Production
- **2022:** Reserves Defined to the Bottom of 4-Shaft



W
E
Historic Gold Hunter Mine (1884-1930)
1991-1995
1995-2005
2005-2015
Current
2,000 Feet
Reserve
Resource
Exploration Target
Open Exploration Potential

Long section view, looking north, of the Gold Hunter Vein system with sampled vein intervals since initial discovery in 1884.

*Silver Equivalent Ounces (SEO) exclusive of Silver Ounces

Nevada – Midas History Shows Multiple Discoveries Over Two Centuries

Significant opportunity remains

Proven and Probable Silver Reserves	Measured and Indicated Silver Resources	Inferred Silver Resources	2025 Production	Proven and Probable SEO Reserves*	Measured and Indicated SEO Resources*	Inferred SEO Resources*	2026 Exploration Budget
0 Million Ounces	1 Million Ounces	16 Million Ounces	0 Million Ounces	0 Million Ounces	14 Million Ounces	313 Million Ounces	16 Million USD

- **1907-1942:** Historic Mining
- **1990-1994:** Discovery and Delineation Drilling
- **2000:** Modern Production Begins
- **2010:** Discovery of East Veins
- **2020:** Discovery of Sinter
- **2025:** Discovery of Pogo and Sinter Offset

Plan views of Midas District's drill intercepts > 0.05 oz/ton gold showing the success of near mine and brownfields exploration 35 years, from deposit discovery through present.


N
5,000 Feet
1907-1942 (Historic Mining)
1990-1994 (Discovery)
1994-1999 (Pre-production)
2000-2009 (Production)
East Vein Discoveries
2010-2019 (In Production)
Pogo Discovery
Sinter Discoveries
2020-2025 (Hecla Exploration)
Resource
Exploration Target
Open Exploration Potential

*All Nevada Properties Silver Equivalent Ounces (SEO) exclusive of Silver Ounces

Nevada Midas: Breakthrough Discoveries with Visible Gold and High-Grade Results

Two new very strong early results from Pogo and Sinter target areas

- **Pogo & Sinter Offset Targets:** High-grade gold intersections at both targets in 2025 with follow-up drilling in progress
  - Pogo - **0.95 oz/ton gold over 2.2 feet,** including **6.42 oz/ton gold** over 0.3 feet.
  - Sinter Offset - **0.46 oz/ton gold over 6.1 feet,** including **1.31 oz/ton gold** over 2.0 feet.
- **6 targets tested in 2025:** Structures confirmed in 5 of 6 targets drilled
- **District-Scale Exploration Potential:** Early-stage results validate our systematic approach to targeting

Midas Milling Potential



Midas
75 Mile Trucking Radius
Winnemucca
Elko
Interstate 80
Reno
Aurora
Hawthorne
Tonopah
N
100 Miles
Las Vegas
Midas Mine and Mill
Hecla Asset
Epithermal Mineral Trend
Carlin Mineral Trend

Midas District Targets



Target Areas
Cover Rocks
Hecla Claims
Deposit
Vein
Midas Stopes
N
2 Miles
Lucky Gal Target
Little Opal Target
Eastern Star Target
Pogo Target
Sinter Offset Targets
Midas Road

Hecla MINING COMPANY

Nevada Midas – Continued High-Grade Results at Sinter Offset

Step-out along strike 720 feet intersects 0.46 oz/ton gold over 6.1 feet

Sinter Offset Drilling

- **DMC-462** - Initial drillhole intercepted a 1-foot vein within a broader (21 feet) zone of alteration. Assays include:
  - **0.13 oz/ton gold and 0.1 oz/ton silver over 3.9 feet, including 1.44 oz/ton gold** and 0.5 oz/ton silver over 0.3 feet with visible gold.
- DMC-471 – 2 narrow banded quartz veins, no visual mineralization
- DMC-472 – carbonate-qtz breccia, no visual mineralization
- **DMC-475 - 2 feet of well developed, multiphase quartz breccia within 6.1 feet structure**
  - 720 feet SE of initial intercept, similar elevation
  - **0.46 oz/ton gold and 0.93 oz/ton silver over 6.1 feet**, including **1.31 oz/ton gold and 2.35 oz/ton silver over 2.0 feet.**
- **DMC-476 – testing 300 ft down dip from the DMC-475 intercept**


A
A`
SINTER VEIN LONGITUDINAL SECTION
(Looking NE)
Sinter outcrop (geyserite)
DMC-462
0.13 oz/ton gold over 3.9 ft
Including
1.44 oz/ton gold over 0.3 ft
DMC-475
0.46 oz/ton gold over 6.1 ft
Including
1.31 oz/ton gold over 2.0 ft
5000 ft
4500 ft
4000 ft
3500 ft
DMC-399
5.52 oz/ton gold and 8.9 oz/ton silver over 13.1 ft (est. True Width) (2021)
DMC-390
3.26 oz/ton gold and 14.3 oz/ton silver over 3.9 ft (est. True Width) (2021)
DDH-472 Assays pending
DDH-475
DDH-471 Assays pending
DDH-476 In-Progress
2025 Completed Drillhole
2026 In-Progress Drillhole
2020-2021 Drillhole
Fault
Sinter Vein Mineralization
>0.4 AuEq (opt) x True Width (ft)
Open Exploration Potential
SCALE
0
600
FEET

Hecla MINING COMPANY

Nevada Aurora - Final Exploration Permit Record of Decision Received

First step in unlocking the exploration potential of one of the highest-grade districts in Nevada

Second Step: Significant drilling of our high-priority targets in 2026

- **Historic production averaged over 2 oz/ton gold**
- **Seven drill ready targets defined**
- **Existing 600tpd permitted mill on site**

Aurora Location


N
Midas
Hollister
Winnemucca
Elko
Reno
Aurora
Hawthorne
Monte Cristo
Tonopah
Las Vegas
Midas and Aurora Mine and Mill
Hecla Asset
Epithermal Mineral Trend
Carlin Mineral Trend
100 Miles

Aurora District Targets


N
2 miles
Prospective Rocks
Cover Rocks
Hecla Claims
Deposit
Prospect

Hecla Exploration – The 3 Key Takeaways

Demonstrates why Hecla is positioned for sustainable, organic growth through strategic exploration investment

Exploration key take aways

1. **Strategic shift from underinvestment to peer-competitive exploration spending**

2. **Exceptional existing assets with proven world-class potential all located in safe jurisdictions**

3. **Multiple near-term growth catalysts with significant discovery potential**


Alaska
Greens Creek
Idaho
Silver Valley
Lucky Friday
Nevada
Midas
Aurora
Hollister
Monte Cristo
Fire Creek
Yukon
Connaught
Rackla
Keno Hill
Québec
Opinaca/Wildcat
Casa Berardi
Heva–Hosco
Montana
Rock Creek
Libby Exploration Project
Other Exploration Projects
San Juan Silver Republic
operating mines / mills
exploration properties
corporate offices: Coeur d'Alene, Idaho; Vancouver, BC; Val d'Or, Québec

Hecla MINING COMPANY



SUSTAINABILITY

Commitment to Sustainability

Sustainability Policy

At Hecla Mining Company, we are dedicated to responsibly producing essential metals that power innovation and enrich lives. Since 1891, Hecla has built lasting value through operational excellence, environmental stewardship, and an unwavering commitment to the health and safety of our people and communities. These principles guide everything we do, as described in both this Sustainability Policy and in Hecla's Safety and Health Policy.

Our Commitment

We are committed to sustainable and safe mining practices that respect the lands we work on, build lasting relationships with communities, and provide enduring benefits for current and future generations.

This policy reflects our core values of environmental stewardship, transparency, community partnership, and operational excellence. This policy applies to all Hecla operations, projects, and activities. All Hecla employees, contractors, suppliers, and representatives are expected to understand and abide by this Policy.

Guiding Principles

Environmental Stewardship

- **Environmental Excellence:** We build robust systems to meet the requirements of environmental regulations, permits, and standards. However, compliance is our baseline, not our goal.
- **Ecological Impact:** We seek to minimize our environmental footprint and safeguard ecological health through innovative technologies, best practices, and continuous improvement in all mining operations.


"Respect the lands we work on, build lasting relationships with communities, and provide enduring benefits for current and future generations"

Hecla MINING COMPANY

Low Environmental Impact and High Social Benefit

- Each of our mines runs largely on renewable hydropower
- Dry stack tailings at Greens Creek and Keno Hill
- Progressing towards zero water discharge goal at Lucky Friday



Renewable Energy Usage by Site



Greens Creek
91%



Lucky Friday
60%



Keno Hill
82%



Casa Berardi
100%

Total Economic Impact – Hecla 2024

Hecla Corporate $128M	Lucky Friday $171M	Hecla Charitable Foundation $619K
Greens Creek $266M	Nevada Operations $9M	Montana Operations $2M
Casa Berardi $259M	Grouse Creek $1M	San Sebastian $4M
Hecla Yukon $179M	Hecla Silver Valley $863K	

$1B+
economic impact in our communities in 2024



- Total economic impact of more than $1B in 2024
- $5.4 million in cumulative direct support to communities from Hecla Charitable Foundation

Operating in Partnership with First Nation of Na-cho Nyäk Dun


ALASKA
Na-Cho Nyäk Dun
Keno Hill Mine





Reclaiming Land, Restoring the Trust


San Sebastian 2020


San Sebastian 2025


Excellence in Environmental Stewardship
November 2025


ERDC Valley Tails
Excavation


ERDC Valley Tails
Water Treatment Plant

Hecla MINING COMPANY


Idaho
50 Years
Cup

GOVERNMENT RELATIONS

Critical Mineral Focus Accelerates Hecla's Strategy

U.S. critical minerals focus aligns with Hecla's portfolio

- Silver, lead, and copper newly recognized on official U.S. critical minerals list; zinc listed previously. Gold is recognized as a critical mineral in executive orders.
- Critical mineral status supports incentives, predictable permitting, and federal prioritization.
- >$8B in funding for critical mineral initiatives in the "One Big Beautiful Bill"

Canada advancing major critical mineral initiatives

- Zinc listed as a critical mineral in Canada
- Critical Minerals Infrastructure Fund
- Critical Minerals Production Alliance
- Focus on nation building projects including mining and energy
  - Yukon/B.C. Intertie


United States Senate
WASHINGTON, DC 20510

The Honorable Doug Burgum
Secretary
Department of the Interior
1849 C St. NW
Washington, DC 20240

September 24, 2025

Dear Secretary Burgum,

We write to thank you for the inclusion of silver on the new draft List of Critical Minerals released August 26, 2025. This inclusion marks a massive change from the mineral's historic exclusion from the designation, and will spur new innovation, investment, and use of silver.

"Silver represents precisely the type of strategic resource that must be prioritized in any modern mineral strategy."

2025 List of Critical Minerals to ensure a secure domestic supply, close dangerous policy gaps, and strengthen America's global competitiveness. Thank you for your consideration of this request.

Sincerely,

James E. Risch, United States Senator
Lisa Murkowski, United States Senator
Tim Sheehy, United States Senator
Mike Crapo, United States Senator
Steve Daines, United States Senator
Dan Sullivan, United States Senator

Hecla MINING COMPANY

U.S. Regulatory Reforms Accelerate Unlocking Value

Executive Actions

- Trump Administration prioritizes mineral development through executive orders.
- De-regulatory agenda to remove unnecessary hurdles.
- Federal grant and loan programs established for critical mineral projects.


PRESIDENTIAL ACTIONS
Immediate Measures to Increase American Mineral Production

FAST-41 Process

- Mining is a “covered sector” under FAST-41
- Implements transparency and accountability.
- Hecla has three FAST-41 projects, Libby, Greens Creek, and Aurora.
- All three received expedited permits.

Permitting Council

Congressional Reforms

- Broad bi-partisan support for durable permitting reforms
- SPEED and PERMIT Acts would prevent duplication, shorten timelines, and limit frivolous litigation.
- Other priorities: Mining Regulatory Clarity Act, 45x tax reforms, Critical Minerals legislation.



Hecla MINING COMPANY

Actively Leveraging Favorable Policy for Hecla Success

Direct engagement with White House and Agency leadership

- FAST-41
- Silver as a Critical Mineral

Building bi-partisan relationships in Congress

- Site tours and grassroots support for legislation.
- Crafting legislation with committee staff.

Pursuing government grant funding opportunities

- Critical minerals in tailings.

Creating new relationships in the Yukon

- Active engagement with new government to support operational needs

"Alaska's Greens Creek mine plays a key role in securing our domestic mineral supply chains and ending reliance on foreign resources.

Last year, I had the pleasure of visiting this world-class mine with Representative Begich and a few of our House Committee on Natural Resources colleagues to see firsthand how the mine unleashes Alaska's mineral wealth."



Chairman Bruce Westerman (R-AR), House Committee on Natural Resources – 1/16/26



CORPORATE DEVELOPMENT

Non-Negotiable M&A Criteria

Disciplined approach to external growth opportunities

1. Jurisdiction

- U.S. and Canada strongly preferred
- Other jurisdictions must rank in top third of Fraser Institute surveys with identifiable, mitigatable risks

2. Precious Metals Focus

- Primary focus is silver assets
- Exceptional gold assets considered if they are compelling cash generators, and fund our silver strategy

3. Competitive Advantage

- Clear value creation thesis factors:
  - District consolidation, JV opportunities leveraging our infrastructure, Technical capability, Exploration upside

4. Financial Returns

- Should meet 12% ROIC criteria at conservative prices
- Buy & Build: 12-15% IRR and a pathway to meet ROIC thresholds


PEOPLE: No one wants to see any of us get hurt
HECLA MINING COMPANY
SAFETY
365
WORK SAFE. HOME SAFE.
PEOPLE: THE MOST IMPORTANT VALUE THAT DRIVES SAFETY AT LUCKY FRIDAY
We look out for our teammates
• Communication
• Honesty & Respect
• Ask for help / Offer help

CONCLUDING REMARKS

Wrap Up

From constrained options to world-class platform

A Year Ago	Today
A company with tremendous assets but constrained financially	A company with world-class assets and a remodeled platform built to maximize value

Delivering Results Now:

- **13% improvement in safety driving premium operational performance**
- **$310M free cash flow[(1)]—operational discipline is real**
- **ROIC performance that rivals the best in our industry**
- **A balance sheet that gives us choices rather than constraints**

**We haven't built this platform to manage decline or optimize mediocrity.
We've built it to grow our business**

We've proven we can execute on the difficult things. What comes next is the rewarding part—taking this platform and using it to create genuine discovery-driven value and growth.

Hecla MINING COMPANY

Why Hecla?

The Premier Silver Company

Silver-Focused	Disciplined Operators	Discovery-Driven	Financially Disciplined & Flexible
▪ Premier and safe jurisdictions e.g. Alaska, Idaho, Quebec, Yukon. ▪ Gold funds the vision; silver is our competitive focus ▪ Strategy built around this fundamental advantage	▪ Achieved Guidance on production & costs ▪ 13% safety improvement in Year 1 ▪ Best-in-class targets on all metrics ▪ Exclusively Tier-1 jurisdictions where capital is rewarded	▪ $45-$55M annual exploration ▪ Nevada: High value low capex ounces ▪ Track record: Goldrush, Fourmile ('most significant discovery of this century') ▪ Greens Creek at 27% ROIC at $30 silver—managing for value per ounce	▪ Reduced debt by 50%, debt capitalization from 18% to 2%* ▪ Strict ROIC hurdles govern every decision ▪ M&A only when it meets discipline test

*Debt capitalization is defined as Total Debt/Market Capitalization


TEN
TROY
OZ
SILVER
999

HECLA – THE PREMIER SILVER COMPANY
Q&A



APPENDIX

End Notes

1. Free cash flow is a non-GAAP measure and is calculated as cash flow from operations less additions to property, plant and equipment net of finance leases. Reconciliation to GAAP is shown in the appendix.
2. Net debt to adjusted EBITDA is a non-GAAP measurement, a reconciliation of adjusted EBITDA and net debt to the closest GAAP measurements of net income (loss) and debt can be found in the appendix. It is an important measure for management to measure relative indebtedness and the ability to service the debt relative to its peers. It is calculated as total debt outstanding less total cash on hand divided by adjusted EBITDA.
3. Realized silver margin is a non-GAAP measure and is calculated as realized market price of silver less AISC.
4. All-in sustaining cost ("AISC"), after by-product credits, is a non-GAAP measurement, a reconciliation of which to total cost of sales, the closest GAAP measurement, can be found in the appendix. AISC, after by-product credits, includes total cost of sales and other direct production costs, expenses for reclamation and exploration, and sustaining capital costs at the mine sites. AISC, after by-product credits, for our consolidated silver properties also includes corporate costs for all general and administrative expenses, exploration and sustaining capital which support the operating properties. AISC, after by-product credits, is calculated net of depreciation, depletion, and amortization and by-product credits. Current GAAP measures used in the mining industry, such as cost of goods sold, do not capture all the expenditures incurred to discover, develop and sustain silver and gold production. Management believes that all in sustaining costs is a non-GAAP measure that provides additional information to management, investors and analysts to help in the understanding of the economics of our operations and performance compared to other producers and in the investor's visibility by better defining the total costs associated with production. Similarly, the statistic is useful in identifying acquisition and investment opportunities as it provides a common tool for measuring the financial performance of other mines with varying geologic, metallurgical and operating characteristics. In addition, the Company may use it when formulating performance goals and targets under its incentive program.
5. Cash cost, after by-product credits, per silver and gold ounce represents a non-GAAP measurement, a reconciliation of which to total cost of sales and other direct production costs and depreciation, depletion and amortization (sometimes referred to as "total cost of sales" in this presentation), can be found in the Appendix. It is an important operating statistic that management utilizes to measure each mine's operating performance. It also allows the benchmarking of performance of each mine versus those of our competitors. As a primary U.S. silver mining company, management also uses the statistic on an aggregate basis – aggregating the Greens Creek and Lucky Friday mines – to compare performance with that of other primary silver mining companies. With regard to Casa Berardi, management uses cash cost, after by- product credits, per gold ounce to compare its performance with other gold mines. Similarly, the statistic is useful in identifying acquisition and investment opportunities as it provides a common tool for measuring the financial performance of other mines with varying geologic, metallurgical and operating characteristics. In addition, the Company may use it when formulating performance goals and targets under its incentive program.
6. Silver and gold equivalent (include zinc and lead production) is calculated using the average market prices for the time period noted.
7. Total cost of sales and other direct production costs and depreciation, depletion and amortization, and excludes ramp-up and suspension costs.
8. 2026E refer to Hecla's estimates for 2026. Expectations for 2026 include silver, gold, lead and zinc production from Greens Creek, Lucky Friday, Keno Hill, and Casa Berardi converted using Au $4,000/oz, Ag $50.00/oz, Zn $1.30/lb, and Pb 0.90$/lb, for byproduct credit calculations. Numbers are rounded. Assumed exchange rate for Canadian dollar is unchanged at 1.35 CAD/USD.

Free Cash Flow (Non-GAAP) Reconciliation

Reconciliation of cash provided by operating activities (GAAP) to Free Cash Flow (non-GAAP)

	2025	2024	Q1-2025	Q2-2025	Q3-2025	Q4-2025
Dollars in millions (USD)						
Cash provided by operating activities	562.4	218.3	35.7	161.8	148.0	216.9
Less: Capital additions	(252.4)	(214.5)	(54.1)	(58.0)	(57.9)	(82.3)
Free Cash Flow	**$ 310.1**	**$ 3.8**	**$ (18.4)**	**$ 103.8**	**$ 90.1**	**$ 134.6**

Hecla MINING COMPANY

Adjusted EBITDA

Reconciliation of Net Income (GAAP) to Adjusted EBITDA (non-GAAP)

Last Twelve Months	2025	2024
Dollars in thousands (USD)		
Net income	$ 350,667	$ 35,802
Interest expense	41,581	49,834
Income and mining tax expense	109,317	30,414
Depreciation, depletion and amortization	168,069	190,471
Ramp-up and suspension costs	8,617	33,985
Loss (gain) on disposition of properties, plants, equipment, and mineral interests	846	(1,244)
Foreign exchange loss (gain)	5,538	(7,552)
Write down of property, plant and equipment	-	14,574
Fair value adjustments, net	11,300	2,204
Provisional price gains	(50,962)	(22,880)
Provision for closed operations and environmental matters	7,867	6,843
Stock-based compensation	10,918	8,659
Inventory adjustments	13,012	11,707
Monetization of zinc and lead hedges	(661)	(10,483)
Other	(7,184)	(4,425)
Adjusted EBITDA	**$ 668,925**	**$ 337,909**
Total debt	275,800	550,713
Less: Cash and cash equivalents	(241,555)	(26,868)
Net debt	$ 34,245	$ 523,845
Net debt/LTM adjusted EBITDA (non-GAAP)	0.1x	1.6x

Cash Cost And AISC Reconciliation to GAAP

Reconciliation of cash costs and all-in sustaining costs (“AISC”) to total cost of sales (GAAP)

Total Cost of Sales (GAAP) to Cash Cost, Before By-product Credits and Cash Cost, After By-product Credits (non-GAAP) and All-In Sustaining Costs, Before By-product Credits, per Ounce and All-In Sustaining Costs, After By-product Credits, per Ounce (non-GAAP)

	2025	2024
In thousands (except per ounce amounts)		
Total cost of sales (GAAP)	$ 560,008	$ 487,574
Depreciation, depletion and amortization	(131,403)	(110,635)
Treatment costs	10,673	40,722
Change in product inventory	(1,264)	(3,768)
Reclamation and other costs	(2,359)	(7,287)
Exclusion of Lucky Friday cash costs		(3,634)
Exclusion of Keno Hill cash costs	(71,883)	(58,826)
Cash Cost, Before By-product Credits[1]	363,772	344,146
Reclamation and other costs	3,809	4,032
Sustaining capital	120,565	91,610
Exclusion of Lucky Friday sustaining costs		(5,396)
General and administrative	57,296	45,405
AISC, Before By-product Credits[1]	545,442	479,797
Total By-product credits	(388,395)	(308,403)
Cash Cost, After By-product Credits	$ (24,623)	$ 35,743
AISC, After By-product Credits	$ 157,047	$ 171,394
Divided by ounces produced	13,986	13,119
Cash Cost, Before By-product Credits, per Silver Ounce	$ 26.01	$ 26.23
By-products credits per Silver Ounce	(27.77)	(23.51)
Cash Cost, After By-product Credits, per Silver Ounce	$ (1.76)	$ 2.72
AISC, Before By-product Credits, per Silver Ounce	$ 39.00	$ 36.57
By-product credits per Silver Ounce	(27.77)	(23.51)
AISC, After By-product Credits, per Silver Ounce	$ 11.23	$ 13.06

1. Includes all direct and indirect operating costs related to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, before by-product revenues earned from all metals other than the primary metal produced at each unit. AISC, Before By-product Credits also includes on-site exploration, reclamation, and sustaining capital costs.

Cash Cost And AISC Reconciliation To GAAP

Current Estimate for Twelve Months Ended December 31, 2026

Total Cost of Sales (GAAP) to Cash Cost, Before By-product Credits and Cash Cost, After By-product Credits (non-GAAP) and All-In Sustaining Costs, Before By-product Credits, per Ounce and All-In Sustaining Costs, After By-product Credits, per Ounce (non-GAAP)

	Total Silver	Total Gold
In thousands (except per ounce amounts)		
Total cost of sales (GAAP)	$ 469,900	$ 191,400
Depreciation, depletion and amortization	(107,700)	(34,800)
Treatment costs	25,700	-
Change in product inventory	-	-
Reclamation and other costs	100	(1,800)
Cash Cost, Before By-product Credits[1]	388,000	154,800
Reclamation and other costs	4,000	1,400
Sustaining capital	147,800	40,000
General and administrative	63,400	-
AISC, Before By-product Credits[1]	603,200	196,200
Total By-product credits	(404,700)	(1,100)
Cash Cost, After By-product Credits	$ (16,700)	$ 153,700
AISC, After By-product Credits	$ 198,500	$ 195,100
Divided by ounces produced	12,750	87
Cash Cost, Before By-product Credits, per Silver Ounce	$ 30.43	$ 1,779
By-product credits per Silver Ounce	(31.74)	(13)
Cash Cost, After By-product Credits, per Silver Ounce	$ (1.31)	$ 1,766
AISC, Before By-product Credits, per Silver Ounce	$ 47.31	$ 2,255
By-products credit per Silver Ounce	(31.74)	(13)
AISC, After By-product Credits, per Silver Ounce	$ 15.57	$ 2,242

1. Includes all direct and indirect operating costs related to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, before by-product revenues earned from all metals other than the primary metal produced at each unit. AISC, Before By-product Credits also includes on-site exploration, reclamation, and sustaining capital costs.

Hecla MINING COMPANY